                                                                  EXHIBIT  10.12



[LOGO]       PROMULGATED BY THE TEXAS REAL ESTATE COMMISSION (TREC)      9-22-97




                ONE TO FOUR FAMILY RESIDENTIAL CONTRACT (RESALE)
      ALL CASH, ASSUMPTION, THIRD PARTY CONVENTIONAL OR SELLER FINANCING

                 NOTICE: NOT FOR USE FOR CONDOMINIUM TRANSACTIONS


1. PARTIES: Silverleaf Resorts, Inc. (Seller) agrees to sell and convey to Thomas C. Franks (Buyer) and Buyer agrees to buy from Seller the property described below.

2. PROPERTY: Lot 008, Box 07797, Cottonwood Valley Phase 2 Addition, City of Irving, _________________ County, Texas, known as 1504 Cottonwood Valley Circle (Address/Zip Code), or as described on attached exhibit, together with the following items, if any: curtains and rods, draperies and rods, valances, blinds, window shades, screens, shutters, awnings, wall-to-wall carpeting, mirrors fixed in place, ceiling fans, attic fans, mail boxes, television antennas and satellite dish system with controls and equipment, permanently installed heating and air-conditioning units, window air-conditioning units, built-in security and fire detection equipment, plumbing and lighting fixtures including chandeliers, water softener, stove, built-in kitchen equipment, garage door openers with controls, built-in cleaning equipment, all swimming pool equipment and maintenance accessories, shrubbery, landscaping, permanently installed outdoor cooking equipment, built-in fireplace screens, artificial fireplace logs and all other property owned by Seller and attached to the above described real property except the following property which is not included:

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     All property sold by this contract is called the "Property." The Property
     [X] is [ ] is not subject to mandatory membership in an owners' association. The TREC Addendum For Property Subject To Mandatory Membership In An Owners' Association [ ] is [ ] is not attached.

3.   SALES PRICE:

     A.   Cash portion of Sales Price payable by Buyer at closing ....................  $     -0-

     B.   Sum of all financing described below
            (excluding any private mortgage insurance [PMI] premium) .................  $ 544,488.05*

     C.   Sales Price (Sum of A and B) ...............................................  $ 544,488.05*

4. FINANCING: Within 10 days after the effective date of this contract Buyer shall apply for all third party financing or noteholder's approval of any assumption and make every reasonable effort to obtain financing or assumption approval. Financing or assumption approval will be deemed to have been obtained when the lender determines that Buyer has satisfied all of lender's financial requirements (those items relating to Buyer's net worth, income and creditworthiness). If financing (including any financed
     PMI premium) or assumption approval is not obtained within 45 days after the effective date hereof, this contract will terminate and the earnest money will be refunded to Buyer. Each note to be executed hereunder must be secured by vendor's and deed of trust liens.

     The portion of Sales Price not payable in cash will be paid as follows:
     (Check applicable boxes below)

     [ ]  A.   THIRD PARTY FINANCING:

               [ ] (1) This contract is subject to approval for Buyer of a third party first mortgage loan having a loan-to-value ratio not to exceed ___% as established by such third party (excluding any financed PMI premium), due in full in _____ year(s), with interest not to exceed
                         ____% per annum for the first _____ year(s) of the loan. The loan will be [ ] with [ ] without PMI.

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
Initialed for identification by Buyer /s/ TCF and Seller /s/ REM             O1A              TREC NO. 20-3

*plus $24.76 per diem for each day after August 15, 1998 until closing.

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
One to Four Family Residential Contract Concerning  1504 Cottonwood Valley Circle     Page Two      9-22-97

                                               (Address of Property)

         [ ] (2) This contract is subject to approval for Buyer of a third party second mortgage loan having a loan-to-value ratio not to exceed ____ % as established by such third party (excluding any financed PMI premium), due in full in _____ year(s), with interest not to exceed _______ % per annum for the first _______ year(s) of the loan. The loan will be [ ] with [ ] without PMI.

     [ ] B. TEXAS VETERANS' HOUSING ASSISTANCE PROGRAM LOAN: This contract is subject to approval for Buyer of a Texas Veterans' Housing Assistance Program Loan (the Program Loan) of $__________ for a period of at least _______ years at the interest rate established by the Texas Veterans' Land Board at the time of closing.


     [xx] C. SELLER FINANCING: A promissory note from Buyer to Seller of $128,515.05 bearing 8% interest per annum, secured by vendor's and deed of trust liens, in accordance with the terms and conditions set forth in the attached TREC Seller Financing Addendum. If an owner policy of title insurance is furnished, Buyer shall furnish Seller with a mortgagee policy of title insurance.

     [xx] D. ASSUMPTION:

             [ ](1) Buyer shall assume the unpaid principal balance of a first lien promissory note payable to Home Savings of America,
                     F. S. B. which unpaid balance at closing will be $415,973.00. The total current monthly payment including principal, interest and any reserve deposits is $3,771.00 Buyer's initial payment will be the first payment due after closing.

             [ ](2) Buyer shall assume the unpaid principal balance of a second lien promissory note payable to_____________________ __________ which unpaid balance at closing will be $______________. The total current monthly payment including principal, interest and any reserve deposits is $_____________. Buyer's initial payment will be the first payment due after closing.

             Buyer's assumption of an existing note includes all obligations imposed by the deed of trust securing the note.

             If the unpaid principal balance(s) of any assumed loan(s) as of the Closing Date varies from the loan balance(s) stated above, the promissory note from Buyer to Seller will be adjusted by the amount of any variance.

                                             If the noteholder requires (a)
             payment of an assumption fee in excess of $4,176.00 in D(1) above or $____________ in D(2) above and Seller declines to pay such excess, or (b) an increase in the interest rate to more than ____% in D(1) above, or ___% in D(2) above, or (c) any other modification of the loan documents, Buyer may terminate this contract and the earnest money will be refunded to Buyer. A vendor's lien and deed of trust to secure assumption will be required which shall automatically be released on execution and delivery of a release by noteholder. If Seller is released from liability an any assumed note, the vendor's lien and deed of trust to secure assumption will not be required.

             NOTICE TO BUYER: The monthly payments, interest rates or other terms of some loans may be adjusted by the lender at or after closing. If you are concerned about the possibility of future adjustments, do not sign the contract without examining the notes and deeds of trust.

             NOTICE TO SELLER: Your liability to pay the note assumed by Buyer will continue unless you obtain a release of liability from the lender. If you are concerned about future liability, you should use the TREC Release of Liability Addendum.

     [ ]  E. CREDIT APPROVAL ON ASSUMPTION OR SELLER FINANCING: Within ___ days after the effective date of this contract, Buyer shall deliver to Seller [ ] credit report [ ] verification of employment, including salary [ ] verification of funds on deposit in financial institutions [ ] current financial statement to establish Buyer's creditworthiness for assumption approval or seller financing and
             [ ]________________________________________________________________
             __________________________________________________________________.
             If Buyers documentation is not delivered within the specified time, Seller may terminate this contract by notice to Buyer within 7 days after expiration of the time for delivery, and the earnest money will


Initialed for identification by Buyer /s/ TCF and Seller /s/ REM       O1A        TREC NO. 20-3

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
One to Four Family Residential Contract Concerning 1504 Cottonwood Valley Circle    Page Three    9-22-97
                                                        (Address of Property)

         be paid to Seller. If this contract is not so terminated, Seller will be deemed to have accepted Buyer's credit. If the documentation is timely delivered, and Seller determines in Seller's sole discretion that Buyer's credit is unacceptable, Seller may terminate this contract by notice to Buyer within 7 days after expiration of the time for delivery and the earnest money will be refunded to Buyer. If Seller does not so terminate this contract, Seller will be deemed to have accepted Buyer's credit. Buyer hereby authorizes any credit reporting agency to furnish to Seller at Buyer's sole expense copies of Buyer's credit reports.

5.   EARNEST MONEY:  Buyer shall deposit $100.00 as earnest money with Sandy
     Cearley 214-631-1166 at 1221 Riverbend Drive, Suite 120 (Address), as escrow agent, upon execution of this contract by both parties. Additional earnest money of $ _________________ must be deposited by Buyer with escrow agent on or before _____________, 19 ___. If Buyer fails to deposit the earnest money as required by this contract, Buyer will be in default.

6.   TITLE POLICY AND SURVEY:

     [ ]  A.   TITLE POLICY: Seller shall furnish to Buyer at [ ] Seller's [ ]
               Buyer's expense an owner policy of title insurance (the Title
               Policy) issued by ______________________________________ (the
               Title Company) in the amount of the Sales Price, dated at or after closing, insuring Buyer against loss under the provisions of the Title Policy, subject to the promulgated exclusions
               (including existing building and zoning ordinances) and the following exceptions:

               (1) Restrictive covenants common to the platted subdivision in which the Property is located.

               (2) The standard printed exception for standby fees, taxes and assessments.

               (3) Liens created as part of the financing described in Paragraph 4.

               (4) Utility easements created by the dedication deed or plat of the subdivision in which the Property is located.

               (5) Reservations or exceptions otherwise permitted by this contract or as may be approved by Buyer in writing.

               (6) The standard printed exception as to discrepancies, conflicts, shortages in area or boundary lines, encroachments or protrusions, or overlapping improvements.

               (7)  The standard printed exception as to marital rights.

               (8) The standard printed exception as to waters, tidelands, beaches, streams, and related matters.

         Within 20 days after the Title Company receives a copy of this contract, Seller shall furnish to Buyer a commitment for title insurance (the Commitment) and, at Buyer's expense, legible copies of restrictive covenants and documents evidencing exceptions in the Commitment other than the standard printed exceptions. Seller authorizes the Title Company to mail or hand deliver the Commitment and related documents to Buyer at Buyer's address shown below. If the Commitment is not delivered to Buyer within the specified time, the time for delivery will be automatically extended up to 15 days. Buyer will have 7 days after the receipt of the Commitment to object in writing to matters disclosed in the Commitment.

     [ ] B.    SURVEY:  (Check one box only)

               [ ]  (1)  Within ____ days after Buyer's receipt of a survey furnished to a third-party lender at [ ] Seller's [ ]
                         Buyer's expense, Buyer may object in writing to any matter shown on the survey which constitutes a defect or encumbrance to title.

               [X]  (2)  Within 10 days after the effective date of this
                         contract, Buyer may object in writing to any matter which constitutes a defect or encumbrance to title shown on a survey obtained by Buyer at Buyer's expense.

               The survey must be made by a Registered Professional Land
               Surveyor acceptable to the Title Company and any lender. Utility easements created by the dedication deed and plat of the subdivision in which the Property is located will not be a basis for objection.

     Buyer may object to existing building and zoning ordinances, items 6A(1) through (8) above and matters shown on the survey if Buyer determines that any such ordinance, items or matters prohibits the following use or activity:

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
Initialed for identification by Buyer /s/ TCF and Seller /s/ REM           O1A            TREC NO. 20-3


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
One to Four Family Residential Contract Concerning  1504 Cottonwood Valley Circle       Page Four      9-22-97

                                                        (Address of Property)

Buyer's failure to object under Paragraph 6A or 6B within the time allowed will constitute a waiver of Buyer's right to object: except that the requirements in Schedule C of the Commitment will not be deemed to have been waived. Seller shall cure the timely objections of Buyer or any third party lender within 15 days from the date Seller receives the objections and the Closing Date will be extended as necessary. If objections are not cured by the extended Closing Date, this contract will terminate and the earnest money will be refunded to Buyer unless Buyer elects to waive the objections.

NOTICE TO SELLER AND BUYER:

       (1) Broker advises Buyer to have an abstract of title covering the Property examined by an attorney of Buyer's selection, or Buyer should be furnished with or obtain a Title Policy. If a Title Policy is furnished, the Commitment should be promptly reviewed by an attorney of Buyer's choice due to the time limitations on Buyer's right to object.

       (2) If the Property is situated in a utility or other statutorily created district providing water, sewer, drainage, or flood control facilities and services, Chapter 49 of the Texas Water Code requires
            Seller to deliver and Buyer to sign the statutory notice relating to the tax rate, bonded indebtedness, or standby fee of the district prior to final execution of this contract.

       (3)  If the Property abuts the tidally influenced waters of the state,
            Section 33.135, Texas Natural Resources Code, requires a notice regarding coastal area property to be included in the contract. An addendum either promulgated by TREC or required by the parties should be used.

       (4) Buyer is advised that the presence of wetlands, toxic substances, including asbestos and wastes or other environmental hazards or the presence of a threatened or endangered species or its habitat may affect Buyer's intended use of the Property. If Buyer is concerned about these matters, an addendum either promulgated by TREC or required by the parties should be used.

       (5) Unless expressly prohibited in writing by the parties, Seller may continue to show the Property for sale and to receive, negotiate and accept back up offers.

       (6) Any residential service contract that is purchased in connection with this transaction should be reviewed for the scope of coverage, exclusions and limitations. THE PURCHASE OF A RESIDENTIAL SERVICE
            CONTRACT IS OPTIONAL. SIMILAR COVERAGE MAY BE PURCHASED FROM VARIOUS
            COMPANIES AUTHORIZED TO DO BUSINESS IN TEXAS.

7. PROPERTY CONDITION:

       A. INSPECTIONS, ACCESS AND UTILITIES: Buyer may have the Property inspected by an inspector selected by Buyer, licensed by TREC or otherwise permitted by law to make such inspections. Seller shall permit access to the Property at reasonable times for inspection, repairs and treatment and for reinspection after repairs and treatment have been completed. Seller shall pay for turning on utilities for inspection and reinspection.

       B.   SELLER'S DISCLOSURE NOTICE PURSUANT TO SECTION 5.008, TEXAS
            PROPERTY CODE
            (Notice) (check one box only):

            [ ] (1) Buyer has received the Notice.

            [X] (2) Buyer has not received the Notice. Within 10 days after the effective date of this contract, Seller shall deliver the Notice to Buyer. If Buyer does not receive the Notice, Buyer may terminate this contract at any time prior to the closing. If Seller delivers the Notice, Buyer may terminate this contract for any reason within 7 days after Buyer receives the Notice or prior to the closing, whichever first occurs.

            [ ] (3) The Texas Property Code does not require this Seller to furnish the Notice.

       C. SELLER'S DISCLOSURE OF LEAD-BASED PAINT AND LEAD-BASED PAINT HAZARDS is required by Federal law for a residential dwelling constructed prior to 1978. An addendum providing such disclosure [ ] is [X] is not attached.

       D.   ACCEPTANCE OF PROPERTY CONDITION: (check one box only):

            [ ] (1) In addition to any earnest money deposited with escrow agent, Buyer has paid Seller $_______ (the "Option Fee") for the unrestricted right to terminate this contract by giving notice of termination to Seller within ___ days after the effective date of this contract. If Buyer gives notice of termination within the time specified, the Option Fee will not be refunded, however, any earnest money will be refunded to Buyer. If Buyer does not give notice of

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
Initialed for identification by Buyer /s/ TCF and Seller /s/ REM     O1A  TREC NO. 20-3

One to Four Family Residential Contract Concerning  1504 Cottonwood Valley Circle    Page Five    9-22-97

                                                        (Address of Property)

                     termination within the time specified, Buyer will be deemed to have accepted the Property in its current condition and the Option Fee [ ] will [ ] will not be credited to the Sales Price at closing.

             [ ] (2) Buyer accepts the Property in its present condition;
                     provided Seller, at Seller's expense, shall complete the following repairs and treatment: None

        E. LENDER REQUIRED REPAIRS AND TREATMENTS (REPAIRS): Unless otherwise agreed in writing, neither party is obligated to pay for lender required repairs or treatments for wood destroying insects. If the cost of lender required repairs exceeds 5% of the Sales Price, Buyer may terminate this contract.

        F. COMPLETION OF REPAIRS AND TREATMENT. Unless otherwise agreed by the parties in writing, Seller shall complete all agreed repairs and treatment prior to the Closing Date. Repairs and treatments must be performed by persons who regularly provide such repairs or treatments. At Buyer's election, any transferable warranties received by Seller with respect to the repairs will be transferred to Buyer at Buyer's expense. If Seller fails to complete any agreed repairs and treatment prior to the Closing Date, Buyer may do so and the Closing Date will be extended up to 15 days, if necessary, to complete repairs and treatment or treatments for wood destroying insects.

 8. BROKERS' FEES: All obligations of the parties for payment of brokers' fees, are contained in separate written agreements.

 9. CLOSING: The closing of the sale will be on or before September 15, 1998, or within 7 days after objections to matters disclosed in the Commitment or by the survey have been cured, whichever date is later (the Closing Date). If financing or assumption approval has been obtained pursuant to Paragraph 4, the Closing Date will be extended up to 15 days if necessary to comply with lender's closing requirements (for example, appraisal, survey, insurance policies, lender-required repairs, closing documents). If either party fails to close this sale by the Closing Date, the non-defaulting party will be entitled to exercise the remedies contained in Paragraph 15. At closing
    Seller shall furnish tax statements or certificates showing no delinquent taxes and a general warranty deed conveying good and indefeasible title showing no additional exceptions to those permitted in Paragraph 6.

10. POSSESSION: Seller shall deliver possession of the Property to Buyer on closing in its present or required repaired condition, ordinary wear and tear excepted. Any possession by Buyer prior to closing or by Seller after closing which is not authorized by a temporary lease form promulgated by TREC or required by the parties will establish a tenancy at sufferance relationship between the parties. Consult your insurance agent prior to change of ownership or possession as insurance coverage may be limited or terminated. The absence of a written lease or appropriate insurance coverage may expose the parties to economic loss.

11. SPECIAL PROVISIONS: (Insert only factual statements and business details applicable to this sale. TREC rules prohibit licensees from adding factual statements or business details for which a contract addendum, lease or other form has been promulgated by TREC for mandatory use.)

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
Initialed for identification by Buyer /s/ TCF and Seller /s/ REM  O1A    TREC NO. 20-3

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
One to Four Family Residential Contract Concerning 1504 Cottonwood Valley Circle   Page Six    9-22-97

                                                   (Address of Property)

12. SETTLEMENT AND OTHER EXPENSES:

    A. The following expenses must be paid at or prior to closing:

       (1) Appraisal fees will be paid by Buyer.

       (2) The total of loan discount fees (including any Texas Veterans' Housing Assistance Program Participation Fee) may not exceed 1% of the loan of which Seller shall pay -0- and Buyer shall pay the remainder. The total of any buydown fees may not exceed ____________ which will be paid by _____________________.

       (3) Seller's Expenses: Releases of existing liens, including prepayment penalties and recording fees; release of Seller's loan liability; tax statements or certificates; preparation of deed; one-half of escrow fee; and other expenses stipulated to be paid by Seller under other provisions of this contract.

       (4) Buyer's Expenses: Loan application, origination and commitment fees; loan assumption costs; preparation and recording of deed of trust to secure assumption; lender required expenses incident to new loans, including PMI premium, preparation of loan documents, loan related inspection fee, recording fees, tax service and research fees, warehouse or underwriting fees, copies of restrictions and easements, amortization schedule, premiums for mortgagee title policies and endorsements required by lender, credit reports, photos; required premiums for flood and hazard insurance; required reserve deposit for insurance premiums and ad valorem taxes; interest on all monthly installment notes from date of disbursements to one month prior to dates of first monthly payments; customary Program Loan costs for Buyer; one-half of escrow fee; and other expenses stipulated to be paid by Buyer under other provisions of this contract.

    B. If any expense exceeds an amount expressly stated in this contract for such expense to be paid by a party, that party may terminate this contract unless the other party agrees to pay such excess. In no event will Buyer pay charges and fees expressly prohibited by the Texas Veterans' Housing Assistance Program or other governmental loan program regulations.

13. PRORATIONS: Interest, maintenance fees, assessments, dues and rents will be prorated through the Closing Date. Buyer shall pay the premium for a new insurance policy. Buyer will be obligated to pay taxes for the current year, and such taxes will not be prorated through the Closing Date. However, Seller agrees to pay $8,251.29 of taxes at the end of 1998.

14. CASUALTY LOSS: If any part of the Property is damaged or destroyed by fire or other casualty loss after the effective date of the contract, Seller shall restore the Property to its previous condition as soon as reasonably possible, but in any event by the Closing Date. If Seller fails to do so due to factors beyond Seller's control. Buyer may either (a) terminate this contract and the earnest money will be refunded to Buyer (b) extend the time for performance up to 15 days and the Closing Date will be extended as necessary or (c) accept the Property in its damaged condition and accept an assignment of insurance proceeds. Seller's obligations under this paragraph are independent of any obligations of Seller under Paragraph 7.

15. DEFAULT: If Buyer fails to comply with this contract, Buyer will be in default, and Seller may either (a) enforce specific performance, seek such other relief as may be provided by law, or both, or (b) terminate this contract and receive the earnest money as liquidated damages, thereby releasing both parties from this contract. If, due to factors beyond Seller's control, Seller fails within the time allowed to make any noncasualty repairs or deliver the Commitment, Buyer may either (a) extend the time for performance up to 15 days and the Closing Date will be extended as necessary or (b) terminate this contract as the sole remedy and receive the earnest money. If Seller fails to comply with this contract for any other reason, Seller will be in default and Buyer may terminate this contract and receive the earnest money, thereby releasing both parties from this contract.

Initialed for identification by Buyer /s/ TCF and Seller /s/ REM        O1A             TREC NO. 20-3

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
One to Four Family Residential Contract Concerning   1504 Cottonwood Valley Circle  Page Seven     9-22-97

                                                          (Address of Property)

16. DISPUTE RESOLUTION: It is the policy of the State of Texas to encourage the peaceable resolution of disputes through alternative dispute resolution procedures. The parties are encouraged to use an addendum approved by TREC to submit to mediation disputes which cannot be resolved in good faith through informal discussion.

17. ATTORNEY'S FEES: The prevailing party in any legal proceeding brought under or with respect to the transaction described in this contract is entitled to recover from the non-prevailing party all costs of such proceeding and reasonable attorney's fees.

18. ESCROW: The earnest money is deposited with escrow agent with the understanding that escrow agent is not (a) a party to this contract and does not have any liability for the performance or nonperformance of any party to this contract, (b) liable for interest on the earnest money and
     (c) liable for any loss of earnest money caused by the failure of any financial institution in which the earnest money has been deposited unless the financial institution is acting as escrow agent. At closing, the earnest money must be applied first to any cash down payment, then to Buyer's closing costs and any excess refunded to Buyer. If both parties make written demand for the earnest money, escrow agent may require payment of unpaid expenses incurred on behalf of the parties and a written release of liability of escrow agent from all parties. If one party makes written demand for the earnest money, escrow agent shall give notice of the demand by providing to the other party a copy of the demand. If escrow agent does not receive written objection to the demand from the other party within 30 days after notice to the other party, escrow agent may disburse the earnest money to the party making demand reduced by the amount of unpaid expenses incurred on behalf of the party receiving the earnest money and escrow agent may pay the same to the creditors. If escrow agent complies with the provisions of this paragraph, each party hereby releases escrow agent from all adverse claims related to the disbursal of the earnest money. Escrow agent's notice to the other party will be effective when deposited in the
     U. S. Mail, postage prepaid, certified mail, return receipt requested, addressed to the other party at such party's address shown below. Notice of objection to the demand will be deemed effective upon receipt by escrow agent.

19. REPRESENTATIONS: Seller represents that as of the Closing Date (a) there will be no liens, assessments, or security interests against the Property which will not be satisfied out of the sales proceeds unless securing payment of any loans assumed by Buyer and (b) assumed loans will not be in default. If any representation in this contract is untrue on the Closing Date, this contract may be terminated by Buyer and the earnest money will be refunded to Buyer. All representations contained in this contract will survive closing.

20. FEDERAL TAX REQUIREMENT: If Seller is a "foreign person," as defined by applicable law, or if Seller fails to deliver an affidavit that Seller is not a "foreign person," then Buyer shall withhold from the sales proceeds an amount sufficient to comply with applicable tax law and deliver the same to the Internal Revenue Service together with appropriate tax forms. IRS regulations require filing written reports if cash in excess of specified amounts is received in the transaction.

21. AGREEMENT OF PARTIES: This contract contains the entire agreement of the parties and cannot be changed except by their written agreement. Addenda which are a part of this contract are (list): -------------------------

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22.  CONSULT YOUR ATTORNEY: Real estate licensees cannot give legal advice.
     This contract is intended to be legally binding. READ IT CAREFULLY. If you do not understand the effect of this contract, consult your attorney BEFORE signing.

     Buyer's Attorney is:                     Seller's Attorney is:
                                              Fielder F. Nelms
     ---------------------                    -------------------

Initialed for identification by Buyer /s/ TCF and Seller /s/ REM   O1A        TREC NO. 20-3

One to Four Family Residential Contract Concerning     1504 Cottonwood Valley Circle      Page Eight    9-22-97
                                                        (Address of Property)

23.  NOTICES:  All notices from one party to the other must be in writing and are effective when mailed to, hand-delivered at, or transmitted by facsimile machine as follows:

TO BUYER AT:                                                      TO SELLER AT:

  Thomas C. Franks                                                Silverleaf Resorts, Inc.
-----------------------------------------------------             ------------------------------------------------
  1504 Cottonwood Valley Circle                                   1221 Riverbend Drive, Suite 120
-----------------------------------------------------             ------------------------------------------------
  Irving, Texas 75038                                             Dallas, Texas 75247
-----------------------------------------------------             ------------------------------------------------
  Telephone:(   )                                                 Telephone:(214) 631-1166
            -----------------------------------------                       --------------------------------------
  Facsimile:(   )                                                 Facsimile:(214) 905-0514
            -----------------------------------------                       --------------------------------------

EXECUTED the 30th day of July, 1998 (THE EFFECTIVE DATE). (BROKER: FILL  IN THE DATE OF FINAL ACCEPTANCE.)

                                                                  SILVERLEAF RESORTS, INC.

/s/ THOMAS C. FRANKS                                              BY: /s/ ROBERT E. MEAD
-----------------------------------------------------             ------------------------------------------------
Buyer                                                             Seller  Robert E. Mead - Chief Executive Officer

-----------------------------------------------------             ------------------------------------------------
Buyer                                                             Seller

         The form of this contract has been approved by the Texas Real Estate
         Commission. Such Approval relates to this contract form only. No representation is made as to the legal validity or adequacy of any provision in any specific transaction. It is not suitable for complex transactions. Extensive riders or additions are not to be used. Texas
         Real Estate Commission, P.O. Box 12188, Austin, TX 78711-2188.
         1-800-250-8732 or (512) 459-6544 (http://www.trec.state.tx.us) TREC NO.
         20-3.  This form replaces TREC NO. 20-2.

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                             BROKER INFORMATION AND RATIFICATION OF FEE

Listing Broker has agreed to pay Other Broker ____________________of the total sales price when Listing Broker's fee is received.  Escrow Agent is authorized and directed to pay Other Broker from Listing Broker's fee at closing.

-----------------------------------------------------             ------------------------------------------------
Other Broker                      License No.                     Listing Broker                        License No.
represents    [ ] Seller as Listing Broker's subagent             represents   [ ] Seller and Buyer as an intermediary
              [ ] Buyer only as Buyer's agent                                  [ ] Seller only as Seller's agent


                                                                  ------------------------------------------------
                                                                  Listing Associate                      Telephone

-----------------------------------------------------             ------------------------------------------------
Associate                                   Telephone             Selling Associate                      Telephone

-----------------------------------------------------             ------------------------------------------------
Broker Address                                                    Broker Address

-----------------------------------------------------             ------------------------------------------------
Telephone                                   Facsimile             Telephone                              Facsimile
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                            RECEIPT

Receipt of [ ] Contract and [ ] $_________ Earnest Money in the form of _____________________is acknowledged.

Escrow Agent:
             ----------------------------------------             Date:________________, 19__
By:
   --------------------------------------------------

-----------------------------------------------------             Telephone:(   )
Address                                                                     --------------------------------------

-----------------------------------------------------             Facsimile:(   )
City                         State           Zip Code                       --------------------------------------
                                                                                 O1A           TREC NO. 20-3

[LOGO]                       SELLER FINANCING ADDENDUM                  10-25-93
             PROMULGATED BY THE TEXAS REAL ESTATE COMMISSION (TREC)
                 NOTICE: NOTE FOR USE FOR COMPLEX TRANSACTIONS


ADDENDUM TO EARNEST MONEY CONTRACT BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE PROPERTY IDENTIFIED AS 1504 COTTONWOOD VALLEY CIRCLE

A. PROMISSORY NOTE. The promissory note (the Note) described in Paragraph 4 of the Earnest Money Contract payable by Buyer (Maker) to the order of Seller (Payee) shall be payable at the place designated by Payee. The Note may be prepaid in whole or in part at any time without penalty. Any prepayments are to be applied to the payment of the installments of principal last maturing and interest shall immediately cease on the prepaid principal. The lien securing payment of the Note will be inferior to any lien securing any superior note described in the contract. The Note shall be payable as follows:

[X] (1) In one payment due five years after the date of the Note with interest payable in fives years.

[ ]  (2)  In __________________ installments of $______________ [ ] including interest [ ] plus interest beginning ____________________ after the date of the Note and continuing at ______________________________
          intervals thereafter for ____________________ when the entire balance of the Note shall be due and payable.

[ ]  (3)  Interest only in __________________________ installments for the first
          ______________ year(s) and thereafter in installments of $___________________ [ ] including interest [ ] plus interest beginning ____________ after the date of the Note and continuing at _____________________ intervals thereafter for ______________________
          when the entire balance of the Note shall be due and payable.

B. DEED OF TRUST. The deed of trust securing the Note shall provide for the following:

     (1) ASSUMPTION OF NOTE OR PROHIBITIONS AGAINST ASSUMPTION: (check only one)

     [ ] (a) Assumption Without Consent: The Property may be sold without the consent of the Payee, provided any subsequent buyer assumes the Note.

     [ ]  (b)  Assumption With Consent: The Property may be sold to a subsequent
               Buyer who assumes the Note, with no change in interest rate or terms; provided the subsequent buyer obtains prior written consent from the Payee. Consent will be based on the subsequent Buyer's credit history, and shall not be unreasonably withheld. If all or any part of the Property is sold, conveyed, leased for a period longer than 3 years, leased with an option to purchase, or otherwise sold (including by contract for deed), without the prior written consent of the Payee, then the Payee may at his option declare the outstanding principal balance of the Note, plus accrued interest, to be immediately due and payable. The creation of a subordinate lien, any sale thereunder, any deed under threat or order of condemnation, any conveyance solely between makers, or the passage of title by reason of the death of a maker or by operation of law shall not be construed as a sale or conveyance of the Property.

     [X] (c) Prohibition Against Assumption: If all or any part of the Property is sold, conveyed, leased for a period longer than 3 years, leased with an option to purchase, or otherwise sold (including any contract for deed), without the prior written consent of the Payee, then the Payee may at his option declare the outstanding principal balance of the Note, plus accrued interest, to be immediately due and payable. The creation of a subordinate lien, any sale thereunder, any deed under threat or order of condemnation, any conveyance solely between makers, the passage of title by reason of the death of a maker or by operation of law shall not be construed as a sale or conveyance of the Property.

     (2)  TAX AND INSURANCE PAYMENTS: (check only one)

     [X] (a) Without Escrow: Maker shall furnish to Payee annually, before the taxes become delinquent, copies of tax receipts showing that all taxes on the Property have been paid. Maker shall furnish to Payee annually evidence of current paid-up insurance naming Payee as an insured.

     [ ] (b) With Escrow: Maker shall, in addition to the principal and interest installments, deposit with the Payee a pro rata part of the estimated annual ad valorem taxes on the Property and a pro rata part of the estimated annual insurance premiums for the improvements on the Property. These tax and insurance deposits are only estimates and may be insufficient to pay total taxes and insurance premiums. Maker shall pay any deficiency within 30 days after notice from Payee. Maker's failure to pay the deficiency shall constitute a default under the Deed of Trust. In the event any superior lienholder on the Property is collecting escrow payments for taxes and insurance, this Paragraph shall be inoperative so long as payments are being made to the superior lienholder.

     (3) CROSS-DEFAULT: Any act or occurrence which would constitute default under the terms of any lien superior to the lien securing the Note shall constitute a default under the Deed of Trust securing the Note. The Note and Deed of Trust shall be subordinate and inferior to the Note and Deed of Trust held by Home Savings of America, FSB.


/s/ THOMAS C. FRANKS
-----------------------------------------------------      -------------------------------------------------------
Buyer/Maker                                                Seller/Payee   Silverleaf Resorts, Inc.


                                                            /s/ ROBERT E. MEAD
------------------------------------------------------      ------------------------------------------------------
Buyer/Maker                                                Seller/Payee   Robert E. Mead - Chief Executive Officer


--------------------------------------------------------------------------------

The form of this Addendum has been approved by the Texas Real Estate Commission for use with similarly approved or promulgated contract forms. Such approval relates to this form only. No representation is made as to the legal validity or adequacy of any provision in any specific transactions. It is not suitable for complex transactions. (10-93) TREC No. 26-2. This form replaces TREC No. 26-1.

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